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                            STOCKHOLDERS JOINDER AGREEMENT

          THIS AGREEMENT (this "Agreement") is made as of July 31, 1998, by and among U.S. Aggregates, Inc. ("USAI"), James A. Harris (the "Executive") and James A. Harris Grantor Retained Annuity Trust (the "Trust").

          WHEREAS, the Executive, USAI and certain other stockholders of the Company are parties to a Stockholders Agreement, dated as of January 24, 1994, as amended (the "Stockholders Agreement"), and an Amended and Restated Registration Rights and Stockholders' Agreement, dated as June 5, 1998, as amended (the "Prudential Stockholders Agreement").

          WHEREAS, the Executive and USAI are parties to a Senior Management Agreement, dated as of January 24, 1994 (the "Management Agreement"), pursuant to which Executive acquired shares of USAI's common stock, par value $0.01 per share (the "Executive Stock"), and an Executive Stock Pledge Agreement, dated as of May 10, 1994 (the "Pledge Agreement").

          WHEREAS, the Executive desires to transfer 6,626 shares of his Executive Stock to the Trust.

          WHEREAS, the Executive and USAI desire to provide the Trust rights, and the Trust desires to be subject to the duties, under the Stockholders Agreement, the Prudential Stockholders Agreement, the Management Agreement and the Pledge Agreement as set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. ADDITION TO STOCKHOLDERS AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, the Trust shall be a party to the Stockholders Agreement, shall be an "Executive" (as defined in the Stockholders Agreement), a "Stockholder" (as defined in the Stockholders Agreement) and a holder of "Executive Stock" (as defined in the Stockholders Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of an Executive, a Stockholder, and a holder of Executive Stock thereunder, as fully as if the Trust had been an original signatory thereto in such capacity.

          2. ADDITION TO PRUDENTIAL STOCKHOLDERS AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, the Trust shall be a party to the Prudential Stockholders Agreement, shall be a member of "Senior Management" (as defined in the Prudential Stockholders Agreement) and a holder of "Registrable Securities" (as defined in the Prudential Stockholders Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of a member of Senior Management and a holder of Registrable Securities thereunder, as fully as if the Trust had been an original signatory thereto in such capacity.

          3. ADDITION TO MANAGEMENT AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, the Trust shall be a party to the Management Agreement, shall be an "Executive" (as defined in the Management Agreement) and a holder of "Executive Stock" (as

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defined in the  Management Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of an Executive and a holder of Executive Stock thereunder, as fully as if the Trust had been an original signatory thereto in such capacity.

          4. ADDITION TO PLEDGE AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, the Trust shall be a party to the Pledge Agreement, shall be a "Pledgor" (as defined in the Pledge Agreement) and a holder of "Pledged Shares" (as defined in the Pledge Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of a Pledgor and a holder of Pledged Shares thereunder, as fully as if the Trust had been an original signatory thereto in such capacity.

          5. CONTINUING EFFECT. This Agreement shall not constitute an amendment or waiver of any provision of the Stockholders Agreement, the Prudential Stockholders Agreement, the Management Agreement and the Pledge Agreement, which shall continue and remain in full force and effect in accordance with its terms.

          6. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          7. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal law, and not the law of conflicts, of Delaware.

          8. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

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          IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.



                                       U. S. AGGREGATES, INC.


                                       By: /s/ Michael Stone
                                          ---------------------------
                                       Its:
                                          ---------------------------



                                       JAMES A. HARRIS GRANTOR RETAINED
                                         ANNUITY TRUST


                                       By: /s/ Brett Harris
                                          ---------------------------
                                       Its: Trustee


                                       By: /s/ David Harris
                                          ---------------------------
                                       Its: Trustee

                                       /s/ James A. Harris
                                       ------------------------------
                                       JAMES A. HARRIS